EVENTIDE MULTI-ASSET INCOME FUND

Class A: ETAMX Class C: ETCMX Class I: ETIMX Class N: ETNMX

a series of Mutual Fund Series Trust (the “Fund”)

March 21, 2016

The information in this Supplement amends certain information contained in the Prospectus for the Fund, dated November 1, 2015, and should be read in conjunction with such Prospectus.

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The following paragraph replaces the second paragraph under the section of the Fund's prospectus entitled "Management of the Funds - Sub-Advisor: Multi-Asset Income Fund":

“Subject to the oversight and approval of the Advisor, the Sub-Advisor is primarily responsible for the day-to-day management of the Fund’s assets allocated to the Sub-Advisor for investment. The amount of the Fund’s assets managed by the Sub-Advisor is at the Advisor’s discretion and may represent 0% to 100% of the Fund’s portfolio. In addition, the Sub-Advisor is responsible for maintaining certain transaction and compliance related records of the Fund. As compensation for the sub-advisory services it provides to the Funds, the Advisor, and not the Fund, will pay the Sub-Advisor an annual fee of 0.30% of the first $99,999,999.00 of the average daily net assets managed by the Sub-Advisor and 0.17% of the average daily net assets managed by the Sub-Advisor thereafter.”

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and the SAI, each dated November 1, 2015, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-877-771-3836 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.

EVENTIDE MULTI-ASSET INCOME FUND

Class A: ETAMX Class C: ETCMX Class I: ETIMX Class N: ETNMX

a series of Mutual Fund Series Trust (the “Fund”)

March 21, 2016

The information in this Supplement amends certain information contained in the Statement of Additional Information (“SAI”) for the Fund, dated November 1, 2015, and should be read in conjunction with such SAI.

______________________________________________________________________________

The following paragraph replaces the second paragraph under the section of the Fund's SAI entitled "Advisor and Sub-Advisor - Sub-Advisor (Multi-Asset Income Fund):

“As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay the Sub-Advisor an annual fee of 0.30% of the first $99,999,999.00 of the average daily net assets managed by the Sub-Advisor and 0.17% of the average daily net assets managed by the Sub-Advisor thereafter. The fee paid to the Sub-Advisor by the Investment Advisor will be paid from the Investment Advisor’s management fee and is not an additional cost to the Fund. The Boyd Watterson Sub-Advisory Agreement is effective for an initial two-year period and continues in effect for successive twelve-month periods, provided that the Board of Trustees annually approves it for continuance. A discussion of the matters considered by the Board in connection with the approval of the Boyd Watterson Sub-Advisory Agreement is available in the Fund’s Semi-Annual Report to Shareholders dated December 31, 2015.”

______________________________________________________________________________

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and the SAI, each dated November 1, 2015, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-877-771-3836 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.